COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES
Exhibit 32.2
Certification of CFO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the quarterly report of Comprehensive Care Corporation (the “Company”) on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission on August 11, 2008 (the “Report”), Robert J. Landis, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a) or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT J. LANDIS
Robert J. Landis
Chairman, Chief Financial Officer and Treasurer
August 11, 2008

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